Related Party	12 Months Ended
Dec. 31, 2018
AmpliPhi Biosciences Corporation [Member]
Related Party

12. Related Party

On March 22, 2018, the Company completed a registered direct offering of 2,743,640 shares of its common stock at a price of $1.10 per share, including 181,820 shares sold to One Funds Management Limited as Trustee for Asia Pacific Healthcare Fund II (“One Funds”). Two members of the Company’s board of directors are affiliated with One Funds.

The Company incurred travel reimbursement expenses of approximately $50,000 and $22,000 payable to Biosciences Managers during the year ended December 31, 2018 and 2017, respectively. Two members of the Company’s board of directors serve as managing directors of Biosciences Managers.

During the year ended December 31, 2017, the Company issued 110,772 shares of common stock to One Funds Management Limited as Trustee for One Funds in connection with the CSIA Amendment (See Note 9). Two members of the Company’s board of directors are affiliated with One Funds.

C3J [Member]
Related Party

15.    Related Party Transactions

On July 12, 2017, the Company entered into an Equity Interest Transfer Agreement with its scientific founder, Wenyuan Shi, PhD. Pursuant to the transaction, the Company sold its 100% interest in its inactive China wholly owned subsidiary Chengdu Sen Nuo Wei Biotechnology Co., Ltd. for consideration of one dollar. The transaction closed on December 17, 2017. In connection with the sale, the Company recorded a gain of $128,946, primarily related to the reduction of the Company’s cumulative foreign currency translation adjustment balance.

During 2012, the Company made a loan to an employee in the amount $110,000. The loan was to mature on November 30, 2017 and had an annual interest rate of 0.88%. During 2017, the Company terminated the employee as part of a reduction-in-force. The loan was expensed on a straight-line basis over the term of the loan. The expense recognized during the year ended December 31, 2017 was $19,819.